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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated October 22, 1993, on our audit of the financial statements of DEA Metrology Activities of Finmeccanica. We also consent to the reference to our firm under the caption "Experts".

Turin, Italy                              Coopers & Lybrand
June 23, 1994